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                                                                   EXHIBIT 10.36


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of January 3, 2001, is entered into by and among AMERICAN MEDICAL SYSTEMS, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of March 24, 2000 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested certain amendments to the Credit Agreement.

         C. The Required Lenders have agreed to amended the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                  1. Amendment to Section 8.6. Section 8.6(j) of the Credit Agreement is hereby amended and restated in its entirety and a new Section 8.6(k) is hereby added to the Credit Agreement, in each case, to read as follows:

                  (j) Investments consisting of an Acquisition by the Borrower or any Subsidiary of the Borrower, provided that (i) the Property acquired (or the Property of the Person acquired) in such Acquisition is used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof), (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition required to be delivered by the terms of
         Section 7.12 and/or Section 7.13, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iv) the Borrower shall have delivered to the Agent (A) a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties would be in compliance with the financial covenants set forth in Section 7.11(a) and (b) and (B) a certificate of an Executive Officer of the Borrower demonstrating that upon giving effect to such Acquisition, at least 90% of Consolidated EBITDA for four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent has received the Required Financial Information shall have been audited in accordance with GAAP by independent certified public accountants of
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         recognized national standing reasonably acceptable to the Agent (whose opinion shall not be limited as to the scope or qualified as to going concern status), (v) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vi) after giving effect to such Acquisition, there shall be at least $7,000,000 of availability existing under the Revolving Committed Amount and (vii) the aggregate consideration (including cash and non-cash consideration and any assumption of Indebtedness, but excluding consideration consisting of (A) any Capital Stock of the Parent issued to the seller of the Capital Stock or Property acquired in such Acquisition, (B) the proceeds of any Equity Issuance by the Parent consummated subsequent to the Initial Funding Date to the extent not required to be applied to prepay of the Loans pursuant to the terms of Section 3.3(b)(v), (C) the proceeds of any Asset Disposition, Excluded Asset Disposition or Involuntary Disposition consummated subsequent to the Initial Funding Date, (D) the proceeds of any Investor Subordinated Debt and (E) the proceeds of any Equity Issuance by any Consolidated Party to any Credit Party or any member of the Initial Investor Group) paid by the Consolidated Parties shall not exceed (1) for any single Acquisition, $5,000,000, or (2) for all Acquisitions occurring after the Closing Date, $10,000,000 less the aggregate principal amount of all Investments made pursuant to subsection (k) below; or

                  (k) Investments (other than Acquisitions) by the Credit Parties in a principal amount not to exceed (i) for any single Investment, $5,000,000 and (b) for all such Investments, an aggregate principal amount of $10,000,000 less the aggregate consideration (excluding consideration of the types described in clauses (A) through (E) in subsection (j) above) paid by the Consolidated Parties in connection with Permitted Acquisitions.

         2. Effective Date. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders.

         3. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

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         5. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement.

         6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         7. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.










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                                                                   EXHIBIT 10.36


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                        AMERICAN MEDICAL SYSTEMS, INC.



                                 By:      /s/  Gregory J. Melsen
                                 Name:    Gregory J. Melsen
                                 Title:   Vice President - Finance, Treasurer
                                          and Chief Financial Officer



GUARANTORS:                      AMERICAN MEDICAL SYSTEMS
                                 INTERNATIONAL, INC.  (FKA INFLUENCE, INC.)


                                 By:      /s/  Gregory J. Melsen
                                 Name:    Gregory J. Melsen
                                 Title:   Chief Financial Officer


                                 AMERICAN MEDICAL SYSTEMS
                                 HOLDINGS, INC.


                                 By:      /s/  Gregory J. Melsen
                                 Name:    Gregory J. Melsen
                                 Title:   Chief Financial Officer




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LENDERS:                         BANK OF AMERICA, N. A.,
                                 individually in its capacity as a
                                 Lender and in its capacity as Agent

                                 By:      /s/  Kip Davis
                                 Name:    Kip Davis
                                 Title:   Vice President

                                 BANKERS TRUST COMPANY

                                 By:      /s/ Scottye D. Lindsey
                                 Name:    Scottye D. Lindsey
                                 Title:   Vice President

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:      /s/ Mark R. Olmon
                                 Name:    Mark R. Olmon
                                 Title:   Senior vice President

                                 FLEET NATIONAL BANK

                                 By:      /s/ Garth J. Collin
                                 Name:    GJ Collin
                                 Title:   Senior Vice President


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